                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 17, 1995



                             Wang Laboratories, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



         1-5677                                          04-2192707
- ------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)



         600 Technology Park Drive, Billerica, Massachusetts   01821
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code (508) 967-5000
                                                         --------------


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ITEM 5.  OTHER EVENTS.
         ------------

         On July 17, 1995 Wang Laboratories, Inc. ("Wang") announced that Wang will acquire all the issued and outstanding stock of Sigma Imaging Systems, Inc. in exchange for a combination of cash and Wang Common stock.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
         --------------------------------


    (c)  Exhibits

Item                             Description
- ----                             -----------
99.                              Press Release Announcing
                                   Acquisition of Sigma Imaging
                                   Systems, Inc.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WANG LABORATORIES, INC.




Dated: 7/20/95                               By: /s/ Albert A. Notini
       ----------------------                    ----------------------
                                                 Albert A. Notini,
                                                 Senior Vice President,
                                                    General Counsel and
                                                    Secretary




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
                                 EXHIBIT INDEX


Exhibit No.               Description                            Page No.
- ----------                -----------                            -------
99.                       Press Release Announcing
                            Acquisition of Sigma Imaging
                            Systems, Inc.